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                        GROUP VARIABLE ANNUITY CONTRACTS
                        HARTFORD LIFE INSURANCE COMPANY

 SUPPLEMENT DATED NOVEMBER 1, 1996 TO THE GROUP VARIABLE ANNUITY CONTRACTS WITH
  RESPECT TO THE GENERAL ACCOUNT OPTION PROSPECTUS (HV-1928) DATED MAY 1, 1996

The second paragraph under the Summary on page 5 is replaced with the following:

During the Accumulation Period under the contracts, the General Account Option provides that Contributions shall be credited with interest at the Declared Interest Rate for the calendar quarter in which they are received. The Declared Interest Rate for any quarter shall be determined by Hartford Life and may be changed for any subsequent quarter at the discretion of Hartford Life. The Declared Interest Rate applicable to any quarter will be guaranteed to the end of the applicable calendar year. Any change in the Declared Interest Rate will be declared before the start of the quarter. For each subsequent calendar year, each Contribution will be credited with a Guaranteed Interest Rate. The Guaranteed Interest Rate for a calendar year will be determined at the end of the preceding calendar year. Hartford Life may, from time to time, credit interest rates in excess of the Guaranteed Interest Rate. The rates of interest credited will affect Participant's Individual Account Values (See, "Participant's Individual Account Values," Page 7) and are used to determine amounts payable upon termination of the contracts. (See "Surrenders -- Contract Termination," Page 8).

The subsection entitled "2. Guaranteed Interest Rates and Declared Interest Rates" on page 6 is replaced with the following:

2. GUARANTEED INTEREST RATES AND DECLARED INTEREST RATES

The General Account Option provides that Contributions shall be credited with interest at the Declared Interest Rate for the calendar quarter in which they are received. The Declared Interest Rate for any quarter shall be determined by Hartford Life and may be changed for any subsequent quarter at the discretion of Hartford Life. The Declared Interest Rate applicable to any quarter will be guaranteed to the end of the applicable calendar year. Any change in the Declared Interest Rate will be declared before the start of the quarter. For each subsequent calendar year, each Contribution will be credited with interest at the Guaranteed Interest Rate. The Guaranteed Interest Rate for a calendar year will be determined at the end of the preceding calendar year. Hartford Life may, from time to time, credit interest at rates in excess of the Guaranteed Interest Rate. All Guaranteed Interest Rates and Declared Interest Rates are effective annual rates after taking into account daily compounding of interest.

The following example is for illustrative purposes only. It contains hypothetical rates of interest. Actual rates for any given time may be more or less than those illustrated.

EXAMPLE: A contract is issued February 1, 1997. At issue the Declared Interest Rate for Contributions received during the first calendar quarter of 1997, is 6.30%. This Declared Interest Rate would have been set prior to the beginning of the first quarter of 1997 and would be guaranteed through the end of 1997. The Declared Interest Rates for Contributions received during the second, third and fourth quarters of 1997 are 6.10%, 5.90% and 6.40% respectively. The Declared Interest Rate for each quarter would be set prior to the beginning of the applicable quarter and would be guaranteed through the end of 1997. At the end of 1997, a Guaranteed Interest Rate would be set for all Contributions received from the issuance of the Contract through the end of calendar year 1997. This Guaranteed Interest Rate would be guaranteed for the entire 1998 calendar year.

For Contributions received in 1998 and later, the same procedure would be followed. Contributions will be credited with interest at the Declared Interest Rate for the calendar quarter in which they are received. The Declared Interest Rate for any quarter may be changed for any subsequent quarter. The Declared Interest Rate applicable to any quarter will be guaranteed to the end of the applicable calendar year. Any change in the Declared Interest Rate will be declared before the start of the quarter. For each subsequent calendar year, each Contribution will be credited with a Guaranteed Interest Rate. The Guaranteed Interest Rate for a calendar year will be determined at the end of the preceding calendar year.
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Declared Interest Rates in excess of any Guaranteed Interest Rates may be established periodically by Hartford Life. These rates may apply to some or all of the values under the General Account Option for periods of time determined by Hartford Life. For example, Hartford Life could declare an interest rate in excess of the otherwise applicable Guaranteed Interest Rate(s) for a nine month period and which applied only to Participants' Individual Account Values attributable to Contributions received in a particular time period. The rates of interest credited will affect Participants' Individual Account Values (See, "Participants' Individual Account Values," Page 7) and will be used to determine amounts payable upon termination of the contracts (See, "Surrenders -- Contract Termination," Page 8). Notification in writing of the Declared Interest Rate, and the values to which it will apply, will be provided by Hartford Life.

Hartford Life has no specific formula for determining the rates of interest that it will establish as Declared Interest Rates or Guaranteed Interest Rates in the future. However, this determination will be reflective of interest rates available on the types of debt instruments in which Hartford Life intends to invest the proceeds attributable to the General Account Option (see, "Investments by Hartford Life," Page 9). In addition, Hartford Life's management may also consider various other factors in determining Declared Interest Rates and Guaranteed Interest Rates for a given period, including: regulatory and tax requirements; sales commission and administrative expenses borne by Hartford Life; general economic trends; and competitive factors. HARTFORD LIFE'S MANAGEMENT WILL MAKE THE FINAL DETERMINATION AS TO ANY DECLARED INTEREST RATES AND ANY GUARANTEED INTEREST RATES IN EXCESS OF THE CONTRACTUALLY GUARANTEED RATE. HARTFORD LIFE CANNOT PREDICT NOR CAN HARTFORD LIFE GUARANTEE THE RATES OF ANY FUTURE DECLARED INTEREST OR OF ANY GUARANTEED INTEREST RATES IN EXCESS OF THE CONTRACTUALLY GUARANTEED RATE.

The second paragraph of the subsection entitled "6 (b) Payment of Full or Partial Surrenders (Participant's Individual Account Only) on page 8 is replaced with the following:

The applicable Contingent Deferred Sales Charges, depending on which separate group variable annuity contract is involved, are as follows: (1) a Contingent Deferred Sales Charge is deducted if there is any surrender of contract values during the first 12 Participant's Contract Years. During the first 6 years that a contract is inforce, a maximum deduction of 5% will be made against the full amount of any such surrender; during the next 2 years thereafter, a maximum deduction of 4% will be made against the full amount of any such surrender; during the next 2 years thereafter, a maximum deduction of 3% will be made against the full amount of any such surrender; during the next 2 years thereafter, a maximum deduction of 2% will be made against the full amount of any such surrender, or (2) a Contingent Deferred Sales Charge is deducted if there is any surrender of contract values during the first 7 Participant's Contract Years. During the first 2 years that a contract is inforce, a maximum deduction of 5% will be made against the full amount of any such surrender. During the next 2 years thereafter, a maximum deduction of 4% will be made against the full amount of any such surrender. During the next year thereafter, a maximum deduction of 3% will be made against the full amount of any such surrender. During the next year thereafter, a maximum deduction of 2% will be made against the full amount of any such surrender. During the next year thereafter, a maximum deduction of 1% will be made against the full amount of any such surrender. Such charges will in no event exceed 8.5% where applied as a percentage against the sum of all Contributions to a Participant's Individual Account. Please consult the Prospectus for the relevant group variable annuity contract and the Separate Account for applicable Contingent Deferred Sales Charges and for a discussion of instances in which these charges do not apply.

33-17324

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